                                                                    EXHIBIT 99.1

                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY
  CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT
    HAS BEEN REQUESTED IS OMITTED AND NOTED WITH "***." AN UNREDACTED VERSION OF
      THIS DOCUMENT HAS BEEN SUBMITTED SEPARATELY TO THE SECURITIES AND EXCHANGE
                                                                     COMMISSION.


                       CONTRACT DP3/3/27/20/10/2/3/2003/4

                                      DATE:

                                     BETWEEN

       THE GENERAL HEADQUARTERS OF THE UNITED ARAB EMIRATES ABU DHABI UAE


                                       AND

                       BROADCAST MICROWAVE SERVICES (BMS)



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TABLE OF CONTENTS

                                 OF THE CONTRACT
                                    VOLUME 1

                   PREAMBLE

1         -        GENERAL

2         -        ORIGIN

3         -        DEFINITIONS

4         -        SCOPE

5         -        PRICES

6         -        TERMS AND MEANS OF PAYMENT

7         -        OPTION TO PURCHASE

8         -        DELIVERY

9         -        TITLE AND RISK AND RISK OF LOSS

10        -        PENALTIES FOR LATE DELIVERY

11        -        REJECTED LINE ITEMS

12        -        FORCE MAJEURE

13        -        OBLIGATIONS AND RIGHTS

14        -        WARRANTY

15        -        MARKING AND PACKING

16        -        INSURANCE

17        -        CHANGES

18        -        PERFORMANCE/WARRANTY BOND

19        -        TERMINATION OF CONTRACT

20        -        TAXES AND DUTIES

21        -        SPARE

22        -        MANUALS AND CATALOGUES

23        -        TRAINING


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                                TABLE OF CONTENTS
                                 OF THE CONTRACT
                               VOLUME 1(CONTINUED)

24        -        ASSIGNMENT AND BENEFIT

25        -        INSPECTION

26        -        FINAL ACCEPTANCE

27        -        INDEMNITY

28        -        POLITICS

29        -         ANTI - RUST COATING

30        -        MISCELLANEOUS

31        -        MODIFICATION

32        -        PRIOR AGREEMENT

33        -        MAINTENANCE

34        -        TECHNICAL ASSISTANCE

35        -        OBSERVATION OF RULES AND REGULATIONS

36        -        ARBITRATION

37        -        ADDRESSES AND NOTICES

38        -        ENTIRE CONTRACT

39        -        COMING INTO FORCE


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                                     ANNEXES

ANNEX 1            TECHNICAL ASSISTANCE

ANNEX 2            PRICE BREAKDOWN - SUMMARY

ANNEX 2A THRU 2R   PRICE BREAKDOWN DETAILS

ANNEX 3            DELIVERY SCHEDULE

ANNEX 4            SPECIMEN DOWN PAYMENT GUARANTEE

ANNEX 5            WARRANTY

ANNEX 6            SPECIMEN OF PERFORMANCE/WARRANTY BOND

ANNEX 7            SPECIMEN OF DOCUMENTARY CREDIT

ANNEX 8            DOCUMENTATION

ANNEX 9            CERTIFICATE OF FINAL ACCEPTANCE

ANNEX 10           CERTIFICATE OF ACCEPTANCE AND TRANSFER OF OWNERSHIP

ANNEX 11           TRAINING


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                        CONTRACT DP3/27/20/10/2/3/2003/4

This contract is concluded on 22.2.2003 by and between GHQ - UAE ARMED FORCES, ABU DHABI - UNITED ARAB EMIRATES, represented by
STAFF LT. GENERAL CHIEF OF STAFF UAE ARMED FORCES

MOHAMMAD BIN ZAYED AL NAHYAN

hereinafter called the BUYER (The First Party).

                                      A n d

Messrs. BMS, Inc. represented by GRAHAM BUNNEY, hereinafter called the SELLER (The Second Party)

                                    PREAMBLE

            WHEREAS, the BUYER is desirous to purchase the Digital Video Downlink System, Hereinafter referred to as "Equipment" in accordance with the provisions of this Contract and

            WHEREAS, the SELLER undertakes to supply the Equipment of this Contract according to the terms and conditions and specifications agreed upon.


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ARTICLE 1 - GENERAL

      The preamble aforementioned and all Volumes and Annexes attached shall form an integral part of this Contract. The contract consists of Two
      Volumes:

      Volume 1 - Contract

      Volume 2 - Technical Specifications

ARTICLE 2 - ORIGIN

2.1   The Equipment shall be of US, Japanese and European origin.

ARTICLE 3 - DEFINITIONS

      Definitions and interpretation of the words used in this CONTRACT are as follows and part of this CONTRACT: -

      1.1    "Buyer" shall mean              The General Headquarters U.A.E.
                                             Armed Forces, Abu Dhabi.

      1.2    "Seller" shall mean             BMS

      1.3    "Party" shall mean              either the Buyer or the Seller as
                                             the context requires and "Parties"
                                             means both of the above.

      1.4    "CONTRACT" shall mean           The conditions of this contract and
                                             its annexes incorporated hereto.

      1.5    "Equipment" shall mean          The equipment, their spares parts,
                                             test benches and manuals as
                                             detailed within Annex A hereto to
                                             be delivered and installed by the
                                             Seller under this contract.

      1.6    "Service" shall mean            Installation, Training and warranty
                                             as detailed within the contract
                                             hereto to be performed by the
                                             Seller under this contract.

      1.7    "Month" shall mean              Calendar month

ARTICLE 4 - SCOPE

      The Seller hereby agrees to sell and deliver and the Buyer hereby agrees to purchase and accept the equipments and their embedded software, their spare-parts, manuals and related services as set forth in this CONTRACT at the prices set forth herein and according to the other terms and conditions of this CONTRACT.


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ARTICLE 5 - PRICES

      The seller agrees to sell and deliver new and 2003 year manufactured equipment and install in accordance with specifications, designs, quality and material as stipulated in the contract.

      The total CONTRACT value is $8,450,279.00 USD ( Eight Million, Four Hundred and Fifty Thousand, Two Hundred and Seventy Nine U.S. Dollars)

      The currency of this CONTRACT is US Dollars.

      The prices of the Equipment to be delivered to the Buyer DDU Abu Dhabi as applicable according to Incoterms of the INTERNATIONAL Chamber of COMMERCE ("ICC") dated 2000.

      The prices quoted in this CONTRACT are final and not subject to escalation.

      The above mentioned price includes the cost of:

      1.    Sea/Airworthy packing of goods

      2.    Factory Acceptance and Inspection

      3.    Export duties/license levied outside the Buyer's country

      4. Any charges or other duties / fees to be levied outside the Buyer's country

      5. Full Support in installing and commissioning the equipments as per BUYER requirements.

      6.    Transportation and Insurance

ARTICLE 6 - TERMS AND MEANS OF PAYMENT

6.1   PAYMENTS

      The schedule of payments will be the following :

6.1.1 DOWN PAYMENT

      A down-payment of $1,690,055.80 USD (One Million, Six Hundred and Ninety Thousand, and Fifty Five and Eighty Cents, U.S. Dollars), representing twenty percent (20%) of the total value of this Contract, will be paid by the BUYER to the SELLER according to Para. 6.2.2..

6.1.2 PAYMENT OF BALANCE UPON DELIVERY

      The payment of the balance of $6,760,223.20 USD (Six Million, Seven Hundred and Sixty Thousand, Two Hundred and Twenty Three and Twenty Cents, U.S. Dollars), representing eighty percent (80%) of the total value of this Contract, will be paid, in accordance with Para. 6.2.3.

6.2   PROCEDURE OF PAYMENTS


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6.2.1.   BANK ACCOUNT.


        Bank of America Branch 1450
        450 "B" Street, Suite 100
        San Diego, CA 92101
        Broadcast Microwave Services, Inc.
        Account No. 14505-50317
        Routing # 121000358

6.2.2   DOWN PAYMENT: TRANSFER OF FUNDS.


        Within twenty (20) days after receipt by the SELLER of the original contract signed by the BUYER, SELLER will present to the BUYER the following documents :

        - One (1) original invoice together with seven (7) complete copies bearing contract number, of an amount of $1,690,055.80 USD (One Million, Six Hundred and Ninety Thousand, and Fifty Five and Eighty Cents, U.S. Dollars ), corresponding to the Down Payment of the Contract.

        - Down Payment/Bank Guarantee as per ANNEX 4

        The BUYER, within thirty (30) days after receipt of the above mentioned documents and the Performance/Warranty Bond shall pay, by telegraphic transfer of funds, the said Down Payment to the account of SELLER as per Para. 6.2.1.

6.2.3   PAYMENT OF BALANCE UPON DELIVERY: DOCUMENTARY CREDIT

6.2.3.1 Within twenty (20) days after receipt by the SELLER of the letter of notification of contract signature signed by the BUYER, SELLER will present a Performance/Warranty Bond as per ANNEX 6. Upon receipt of the Performance/Warranty Bond, the BUYER shall give the SELLER one original copy of the signed contract.

        The BUYER, within Sixty (60) days after receipt of the above mentioned document, will open in favour of SELLER an irrevocable, confirmed, transferable and allowing partial deliveries Documentary Credit at the bank mentioned in Para. 6.2.1.

        The amount of this documentary credit will $6,760,223.20 USD (Six Million, Seven Hundred and Sixty Thousand, Two Hundred and Twenty Three and Twenty Cents, U.S. Dollars ), representing eighty percent (80%) of the total value of the Contract.

        This Documentary Credit shall remain valid until the whole amount of the contract has been paid.

        Should the Documentary Credit expire before the completion of the contract,


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        the BUYER shall in due time extend the documentary credit, at the request of the SELLER.

        This Documentary Credit shall be as per model attached in ANNEX 7 hereto.

        All fees, taxes, bank and other costs related to the documentary credit required in the BUYER's Country will be borne by the BUYER. All such costs required in the SELLER's Country will be borne by the SELLER.

6.2.4   PAYMENT DOCUMENTS FOR PAYMENTS FROM DOCUMENTARY CREDIT

6.2.4.1 Forty percent (40%) of each delivery against the following documents:

    a) One original and Seven copies of commercial invoice, each bearing contract number.

    b) Original of Certificate of Conformity, countersigned by the QA (Quality Assurance)

    c) Factory Acceptance Test (FAT) Certificate (signed by the SELLER and BUYER's representative. The signature of the BUYER on the Factory Acceptance Certificate will be replaced by the BUYER's "Letter of Notification" if the Factory Acceptance Test has not been attended by the BUYER or is not required.

    d) Delivery Note (signed by the SELLER and BUYER's representative as per ANNEX 10).

    e)  Bill of Lading in Duplicate

    f)  Packing list

    g)  Insurance certificate

        One (1) original and two (2) copies of each of the here above-mentioned
        b) to g) documents will be sent to the BUYER.

        For local deliveries, the following documents are required:

    a) One original and Seven copies of commercial invoice, each bearing contract number.

    b)  Delivery note as per ANNEX 10. One (1) original and two (2) copies

6.2.4.2 Forty percent (40%) total contract value shall be paid after final acceptance of the system against the following documents:

    a) One original and Seven copies of commercial invoice, each bearing contract number.

    b) Final acceptance certificate signed by Commander/Deputy Commander of Special Operations Command as per ANNEX 9.

6.2.5   BANK GUARANTEES


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6.2.5.1 In order to guarantee the repayment of the down payment in case a failure in the delivery obligations of the SELLER has been stated, a down-payment repayment guarantee of the same amount shall be issued in favour of the BUYER.

        A specimen of this "Bank Guarantee" is shown in ANNEX 4.

6.2.5.2 In order to guarantee the fulfilment of the contract a Performance/Warranty Bond of ten per cent (10%) of the total amount of the Contract shall be issued in favour of the BUYER. The guarantee shall become effective from the date of issuance and shall be valid up to the expiration of the warranty of the last delivery item under this contract.

        A specimen of this Performance/Warranty Bond is shown in Annex 6.

ARTICLE 7 - OPTION TO PURCHASE

In addition to the purchase of the firm quantity subject of this contract, the BUYER can purchase the optional items within 24 months of the date of contract signature in the same prices as for the systems under this Contract.

ARTICLE 8 - DELIVERY

The SELLER undertakes to deliver the goods/equipment on DDU, Special Operation Command Stores mode of transport basis as per incoterms 2000.

Delivery schedule is attached hereto at Annexes 3.

Earlier deliveries are allowed provided the Buyer has agreed with the revised schedule.

ARTICLE 9 - TITLE AND RISK AND RISK OF LOSS

Ownership title and risks of the Equipment shall pass from the Seller to the Buyer at the time the delivery is made to the Buyer as per Article 8 above.

ARTICLE 10 - PENALTIES FOR LATE DELIVERY

10.1 In case the Seller fails to supply the items contracted for in whole or in part at a time later than that stated in the Contract, including the replacement of rejected item, the Buyer reserves the right to apply a penalty of one percent (1%) per week of the value of the delayed items for the first week or part thereof. Thereafter it will be increased to two percent (2%) per week for each subsequent week or part thereof up to a maximum penalty of ten percent (10%) of the value of the items so delayed

10.2 In case the Seller fails to supply the items contracted for in whole or in part (including the rejected items) at the time of delivery as provided for in the Contract, the Buyer shall have the right to take one of the following two measures, without entering into litigation, provided a notice is given to the Seller by a registered letter:

      (1) Make risk purchase the items that the Seller has failed to supply, from a third party at the expense of the Seller (through direct negotiation or inquiries, subject


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            to the same conditions and specifications previously announced and contracted for). Any excess values in price shall be deducted from the guarantee provided by the Seller or from his dues held with the Buyer or any Government authority, plus an overhead expenses at the rate of 5% of the value of items so purchased plus whatever penalty is due for the delayed period in supply.

      (2) Cancel the contracted items and encash the entire amount of the guarantee in case of failure to supply totally or encash an amount equivalent to 10% of the value of the items so cancelled.

10.3 The Buyer shall waive the penalty in all or in part should the Seller submit documents to prove to the satisfaction of the Buyer that the causes of delay were beyond his reasonable control as per Article 12 Force Majeure.

ARTICLE 11 - REJECTED LINE ITEMS

On receipt of the goods at Abu Dhabi, if any item/items are rejected by the Buyer for non-conformity with specifications and modifications agreed upon, as per conditions of Contract, then the Seller must arrange for replacement of rejected items free of charge (including the freight and insurance charges) as per the agreed specifications and modifications, along with the payment of consequent penalty charges for late delivery imposed with effect from the contractual delivery date and until the date of replacement. The rejected items are to be collected by the Seller at his own cost and risk.

If the rejected items are sent back to the Seller on his request, then all the expenses thus incurred by the Buyer plus administrative charges of 10% value of the rejected goods shall be borne by the Seller.

ARTICLE 12 - FORCE MAJEURE

The following should be considered as cases of force majeure and relieve the parties of their obligation under the CONTRACT as long as the circumstances last:

Fire, mobilization, requisition, war, embargo, currency restriction, insurrection, and acts of God.

ARTICLE 13 - OBLIGATIONS & RIGHTS

Party claiming force majeure shall immediately upon occurrence, notify the other party of such event by fax, telex or telegraph stating the estimated consequences. Onus to prove the occurrence of such events lies on the party claiming its invocation. If the force majeure situation lasts more than three months the Buyer may terminate the CONTRACT without affecting his rights adversely under this CONTRACT. Any extension in the delivery period


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due to causes of force majeure shall be by mutual agreement between the parties.

ARTICLE 14 - WARRANTY

14.1 The Seller warrants that the Equipment supplied under this CONTRACT shall be free from defect of design, size, dimensions, material and workmanship for a period of 24 months from the date of signature of Final Acceptance and further warrants that any item/items or part/parts found defective during this period through faulty design, workmanship, manufacture, size, dimensions, software and material will be replaced or repaired free of cost.

14.2 Warranty conditions are provided in ANNEX 5 - WARRANTY

      If necessary to return any item under this article to the Seller to effect necessary repair or replacement all associated charges will be borne by the Seller including the transportation and handling charges.

ARTICLE 15 - MARKING & PACKING

Marking and packing of the goods will be done in accordance with the approved standard of the factory.

For Equipment each package will be marked and consigned to the Buyer's facility:

              CONTRACT No: DP3/3/27/20/10/2/3/2003/4
              UAE ARMED FORCES
              SPECIAL OPERATION COMMAND
              POST BOX NO.309/39
              ABU DHABI - U.A.E.

Any loss or damage to the goods due to faulty packing will be the responsibility of the Seller.

The Equipment required to be kept in the Warehouse should be suitably preserved and packed for long-term storage keeping in view the climatic condition of UAE.

The O-Level spares-parts will be delivered in re-usable containers.

ARTICLE 16 - INSURANCE

During transportation of the Equipment between USA to UAE as applicable, the Seller will arrange applicable insurance.

ARTICLE 17 - CHANGES

17.1 Should at any time during the life of the CONTRACT, either party desire to make a change to this the CONTRACT, the party desiring the change shall submit to the other party a written request specifying the details of the desired change. The party receiving the


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change request shall reply within thirty (30) days, or such other time as the parties agree upon by a written notice of its desire to perform or not to perform the requested change. If it is agreed to proceed with the change, Seller shall submit a written priced (if any) proposal for the change. Upon mutual agreement as to the terms of the change, it shall be incorporated into this the CONTRACT via formal amendment signed by an authorised representative of each party. Unless otherwise agreed to in writing by the change request and reply, neither party shall be obligated to start work on the requested change until the formal amendment has been made a part of this the CONTRACT through execution.

17.2 In case of any contradictions between the CONTRACT statement and the new amendment, the CONTRACT statement shall prevail.


ARTICLE 18 - PERFORMANCE/WARRANTY BOND

The Seller undertakes to submit within 20 days from notification of the signature of the Contract and as a condition to receive his copy of the contract, an unconditional Bank Guarantee for 10% (ten percent) value of the CONTRACT as per specimen given in ANNEX 6 - PERFORMANCE/WARRANTY BOND.

This Guarantee is unconditionally payable to the Buyer upon first written demand by him without reference to the Seller stating that the Seller has failed to fulfill the terms of the Contract. This Guarantee shall become effective from the date mentioned above and will remain valid up to the expiration of the warranty of the last delivery item under this contract.

      If Performance/Warranty bond amount decreases due to any deduction from the Seller's account or if the value of supplies or works exceed the amount stipulated in the Contract as a result of extra requirements or subsequent to variation orders, the Seller shall upon demand from the Buyer raises the Performance/Warranty bond, to an amount equivalent to 10% of the total amount of the Contract after the increase, within twenty days from the date of the claim. If the Seller fails to do so the Buyer reserve the right to withhold the amount required to replenish the Performance/Warranty bond from Seller's payments held with him.

      If the Seller fails to submit the Performance/Warranty bond within the prescribed twenty days, the Buyer shall reserve the right to perform the work at the Seller's expense and under his responsibility and thereafter shall put in a claim for all differences incurred and shall deduct it from any amount due to him with the Armed Forces or any Government Dept. or alternatively a legal action shall be filed at Court of Law. However, in all cases he shall be barred from future participation in tenders for a minimum period of one year.

ARTICLE 19 - TERMINATION OF CONTRACT

      Notwithstanding anything contained in the provision of Articles 10 Penalties For Late Deliveries & Article 13 Obligations and Rights hereof should the Seller hereto fail to perform or observe any of the obligations or conditions on his part to be performed or observed hereunder this Contract or fail to meet the delivery schedule and fail to remedy the breach within 30 days after written notice from the Buyer to remedy the same, the Buyer shall be


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entitled, in addition to and without prejudice to any other remedy available, forthwith to terminate this Contract.

      The Buyer is entitled to call on the Bank Guarantees of advance payment (if any) and Performance/Warranty bond. The Buyer reserves the right to terminate the supply Contract and forfeit the Performance/Warranty bond without prejudice to the claim for compensation upon occurrence of the following cases:

            If the Seller employs fraud and manipulation in his dealings.

            If the Seller involves himself directly or indirectly in bribing any of the Buyer Staff and employee or if he participates in activities to cause damage to the interest of the Buyer.

            If the Seller goes bankrupt or insolvent.

ARTICLE 20 - TAXES AND DUTIES

      All taxes, duties, stamps customs and import duties and other fees or imposts payable outside the Buyer country in connection with the execution of this CONTRACT shall be for the Seller's account.

      All taxes, duties, stamps, customs and import duties and other fees or imposts payable in United Arab Emirates directly in connection with the execution of this CONTRACT will be for the Buyer's account.

ARTICLE 21 - SPARES

The Seller guarantees to make available at prevailing prices the spare parts of the Goods/ equipment purchased under this CONTRACT for a period of 10 years from the final acceptance of the goods in Abu Dhabi. If the Seller continues to support the equipments after 10 years, then the Seller shall make available the spare parts for the same period.

ARTICLE 22 - MANUALS & CATALOGUES

The Seller undertakes to provide the Buyer on DDU Abu Dhabi UAE the manuals and spare parts catalogues and update these documents as necessary and in accordance with export regulations for the next 10 years free of charge. If the Seller continues to update the manuals after 10 years, then the Seller shall make available the updates for the same period.

ARTICLE 23 - TRAINING

The Seller's detailed training obligations and program is stipulated in ANNEX 11
- Training.

ARTICLE 24 - ASSIGNMENT AND BENEFIT


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This CONTRACT and the rights and obligations thereof shall be applied to the benefit of the parties hereto, their respective successors and assigns but no party can assign this CONTRACT to any third party/person without the prior written consent and on terms and conditions acceptable to the other party. Allowance shall be made for assignment or transfer of the Contract on merger or purchase of BMS, Inc. and provided that the new entity remains capable of delivering the products pursuant to the Contract.

ARTICLE 25 - INSPECTION

All materials purchased under this Contract will be constructed/manufactured in accordance with the specifications agreed upon between the parties and will be inspected by the Supplier's/ Manufacturer's own system of inspecting and quality control. The Buyer, however, reserves the rights to send his representatives, the number of whom shall be agreed with the Seller, to the manufacturing plant to be present during inspection. The SELLER will notify the BUYER of the inspection date. In the event the BUYER declines to witness the inspection, the BUYER shall notify the SELLER in advance, and the SELLER shall conduct the inspection and signed by QA. Buyer's inspection at BMS's facility shall be for the factory acceptance tests and shall be at Buyer's expense. Buyer agrees to abide by all of BMS's site rules regarding safety and security.

ARTICLE 26 - FINAL ACCEPTANCE

 A Final Acceptance Certificate as per model given in ANNEX 9 - FINAL ACCEPTANCE CERTIFICATE shall be signed by the Buyer.

ARTICLE 27 - INDEMNITY

The Seller shall indemnify the Buyer against any liability in respect of damage to property of the Buyer, or a third party or death or injury to the Buyer or to the Buyer's personnel or a third party arising solely from the Seller's performance or failure to perform this CONTRACT except where such damage is attributable to, or death or injury results from, an act of negligence or omission by the Buyer's personnel in which event Buyer will be liable.

ARTICLE 28 - POLITICS

The Seller's employees will perform their duties in respect of the execution of this CONTRACT with care and diligence. They shall refrain from participating in the politics of the UAE and are forbidden to deal in any private business for profit in the United Arab Emirates. In the event of such an occurrence, the Seller at his own expense will replace the employee upon request of the Buyer without any loss of time.

ARTICLE 29 - ANTI-RUST COATING

The Seller undertakes that all items to be supplied under this CONTRACT shall be (if applicable) under coated with anti corrosive resistant material and warrants that this will remain good for a period of four (5) years from the date of their delivery to the Buyer. In


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case of any defect appearing in the paint resulting in corrosion during that period, it will be removed by the Seller free of charge.

ARTICLE 30 - MISCELLANEOUS

It is understood by both parties that the Seller has not directly or indirectly entered and will not enter into consultancy deal or any other contract with any of the Commercial firms, companies or agencies operating in the UAE to act on their behalf as their Agent or Consultant in consideration of certain amount of fees or remuneration in order to facilitate and promote the negotiation and finalization of this CONTRACT. Similarly it is understood that no commission, remuneration and/or fees (including consultancy fees) have been or will be, through gratuities, gifts or personal payments granted either directly or indirectly or in any way conferred by the Seller in connection with this CONTRACT to any officer or personnel of UAE or working in/out side the UAE or to the above mentioned commercial firms or to any third party as a bribe for securing its signature or obtaining undue advantages in connection with its negotiations or performance. The Seller also assures that there is no such promise legally binding on him and if any such commitment or obligation is made in ignorance by the Seller with any of the personnel or firms of the UAE in the past the same is hereby revoked and become null and void.

If the Seller contravenes in any way the provision of this Article and the Buyer brings evidence to this effect, the Seller is liable to pay to the Buyer a penalty of 30% value of the CONTRACT and the Buyer is entitled to terminate the CONTRACT without prejudice to his legal rights.

ARTICLE 31 - MODIFICATION

If in the judgment of the Seller and before the actual delivery certain modification/alterations are essential for improvement and safety purposes and such changes do not affect the prices and the delivery schedule, the Seller is obliged to incorporate the said modification/alteration in the products purchased under this CONTRACT with the consent of the Buyer. The modification/alterations which are considered necessary for improvement and safety purposes but are likely to affect the prices and delivery schedule will be carried out through an amendment to the CONTRACT duly signed by the parties.

      Any mandatory modification for safety purposes initiated by the Seller shall be carried out by the Seller free of cost to the equipment already delivered to the Buyer at Abu Dhabi.

ARTICLE 32 - PRIOR AGREEMENT

The provisions of this CONTRACT supersede all prior representation or agreements whether oral or written between the parties relating to the subject matter hereof.

ARTICLE 33 - MAINTENANCE


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

The Seller has agreed to carryout periodical maintenance of the equipment purchased under this Contract according to the maintenance manual free of cost during the warranty period as per Article 15 Warranty. The SELLER will utilize Middle East Optronics (MEO), a local UAE service center as the maintenance, support and repair depot for the system under this contract.

ARTICLE 34 - TECHNICAL ASSISTANCE

Technical assistance shall be as per Annex 1.

ARTICLE 35 - OBSERVATION OF RULES & REGULATIONS

During performance of on site services the Seller's personnel shall abide by all rules and regulations existing in the U.A.E.

ARTICLE 36 - ARBITRATION

The Seller and the Buyer base their relations with regard to this Contract on the principles of good will and good faith. All disputes arising in connection with the present contract, if not amicably resolved between the parties, shall be finally settled under the rules of conciliation and arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said rules. The arbitration shall take place in Lausanne/Switzerland and the arbitrators shall have the powers of amiable compositor. The decision of the Arbitration shall be final, binding and enforceable, on the parties.

This contract will be governed and interpreted in accordance with laws of Switzerland.

ARTICLE 37 - ADDRESSES AND NOTICES

      As to the performance of this CONTRACT, any notice correspondence or communications to be given by one party to the other shall be sent to the following addresses:

        BUYER
         DIRECTOR
         GENERAL PURCHASING DIRECTORATE
         UAE ARMED FORCES
         POST BOX NO.  2501
         ABU DHABI - U.A.E.
         Fax No. +9712-4415687

         SELLER
         BMS
         12367 Crosthwaite Circle
         Poway, CA 92064 USA
         Tel: +1-858-391-3050
         Fax: +1-858-391-3049

         COPY TO:
         GHQ Armed Forces
         Special Operation Command
         P.O. Box 309/39
         Abu Dhabi - UAE
         Tel: +9712-5588999
         Fax: +9712-5588664

      In case of change of address by any party, immediate notification thereof will be made by fax to the other party.


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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

      All notices and communications so addressed shall be deemed to have been received only on their actual receipt by the other party.

      All documents, notices and communications shall bear the following CONTRACT number : DP3/3/27/20/10/2/3/2003/4

ARTICLE 38 - ENTIRE CONTRACT

This Contract is executed in English Language and is, comprised of Volume I, Articles 1 through 39; with Annexes 1 through 11 and Volume II, Technical Specifications, which constitute the entire agreement between the Parties.

Both parties agree that the English language shall be the official language governing the conduct of the parties under this CONTRACT and all written or printed material provided by the Seller and all communications and correspondence between the parties related to this CONTRACT shall be in the English language.


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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

ARTICLE 39 - COMING INTO FORCE

The CONTRACT shall become valid and effective upon signature by the duly authorized representatives of the Buyer and the Seller .

This CONTRACT has been made in four (4) originals and five copies, all in English languages.

      (1)   Three (3) originals and four (4) copies for the Buyer

      (2)   One (1) original for the Seller.


THUS DONE AND SIGNED ON THIS 22 DAY OF FEBRUARY 2003

FOR AND ON BEHALF OF BUYER

GENERAL HEADQUARTERS
OF THE UNITED ARAB EMIRATES
ABU DHABI - UNITED ARAB EMIRATES

           STAFF LT. GENERAL
NAME:      MOHAMMAD BIN ZAYED AL NAHYAN

TITLE:     CHIEF OF STAFF UAE ARMED FORCES

SIGNATURE: /S/ MOHAMMAD BIN ZAYED AL NAHYAN

THIS DONE AND SIGNED ON THIS 19TH DAY OF FEBRUARY 2003
FOR AND ON BEHALF OF SELLER

BMS INC.

NAME:   GRAHAM BUNNEY
TITLE:    PRESIDENT
SIGNATURE:  /S/ GRAHAM BUNNEY


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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

                                     ANNEX 1

                              Technical Assistance

1.1   GENERAL

The SELLER agrees to provide the BUYER technical assistant personnel in order to advise the BUYER's specialists on servicing, troubleshooting and maintenance of equipment supplied by the SELLER, for a period of 12 months from final acceptance.

1.2   PURPOSE

The SELLER agrees to send to the BUYER's facilities technical personnel, in order to assist the BUYER's specialists on servicing, troubleshooting and maintenance of Products of the BUYER supplied by the SELLER.

1.3   DUTIES AS TECHNICAL ASSISTANCE

1.3.1 To provide the BUYER's Technical Team with the following services:

      -     Assistance with scheduled and unscheduled maintenance.

      - Assistance with repair orders, warranty claims sent to the relevant departments.

      - Repair of components in accordance with the specialty of the technical assistant

      -     Technical and logistic problems.

      - Assistance with recording repetitive technical occurrences and liasing with the SELLER's organization to find preventative solutions.

      - Checking the shortcoming in the technical publications and participating with the authorities concerned in the requests for correction.

      - Checking that the Customer has received all the mandatory directives issued by the SELLER, that these directives are complied with and that the results are obtained.

      -     Preparing, carrying and following up various inspections.

      - Assistance with the continuing tasks performed by the BUYER's maintenance staff in Support of equipment. Monitor that correct services and repair procedures are implemented by the BUYER'S technicians and advice as necessary.

      - Develop a support function with the BUYER's maintenance facilities with an emphasis on technical assistance and education.

      - Utilize technical publications and Computer Aided Training to develop on the job maintenance training procedures and utilization of technical publications.

      - Perform publication verification and propose and utilization of technical publications.

      - Perform publication verification and purpose changes to, technical data when required.


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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

      - Provide technical report and technical assistance to the BUYER for questions on operation, maintenance and repair.

      - Provide technical assistance in the use of computer application and operation for delivered software and conduct training in the use of this software when required.

      -     Support the development of the operation of the BUYER's facility.

      - Maintain the flow of repair items by analysing problem areas and suggest solution to the BUYER's maintenance team.

      - Provide the BUYER the technical support for troubleshooting and diagnostic procedures on equipment and support equipment.

      -     Provide on-the-job training and appropriate certification.

1.3.2 To maintain close technical liaison with the BUYER's staff as well as with the Technical Authority of the SELLER in the SELLER's Company.

1.3.3 To furnish technical advice on the maintenance of the equipment and to advise the BUYER on accomplishment and standard maintenance performed.

1.3.4 To assist in resolving queries and technical problems arising from/or associated with the Equipment.

1.3.5 To be on duty for such number of hours as shall be reasonably necessary to meet the BUYER's requirements. A normal working week will comprise up to 45 hours. However in urgent circumstances on a daily basis the Seller's specialists will attend beyond the normal working hours.

1.3.6 To give assistance and advice to the BUYER's engineering staff to help solve problems arising from day to day operation of the equipment.

1.3.7 To provide a focal point for technical communication between the BUYER and the SELLER.

1.3.8 Performance of technical investigation and reporting after special occurrence/accident.

1.4   DURATION OF ASSISTANCE OF THE SELLER'S PERSONNEL

      The duration of the assistance will be one year.

1.5   RESPONSIBILITY OF THE SELLER

1.5.1 The SELLER's employees shall refrain from participating in politics of U.A.E or dealing in any private business for profit in the U.A.E. In the event of such an occurrence the SELLER will replace the employee upon request of the BUYER. All these replacements or removals shall be without any cost to the BUYER.

1.5.2 The SELLER's personnel shall at all times be recognised as the employee of the


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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY

      SELLER and shall remain and act under SELLER's authority. The detailed scope of work of the SELLER's employees shall be defined by mutual agreement between the BUYER and the SELLER as in paragraph 1.3 Technical Assistance.

1.5.3 The SELLER's personnel shall abide by the security and safety regulations and other directly relative standing regulations issued by the BUYER and notified to the SELLER's personnel.

1.6   RESPONSIBILITY OF THE BUYER

      To enable the SELLER's personnel to perform their duties efficiently the BUYER shall designate a representative having the necessary authority with respect to the decision to be taken on all the tasks associated.

      The BUYER's administration shall help the SELLER's personnel to deal with administrative formalities, in accordance with the rules and regulation of UAE.

      Should a war be declared in the U.A.E., the SELLER's personnel present on site shall in no circumstances operate in the combat area. They shall be protected in so far so possible against any hazard resulting from such a conflict.

1.7   OTHER PROVISIONS

      In case the SELLER wishes to replace any member of his personnel, the SELLER shall give in writing an advance notice of thirty (30) days, providing the BUYER with justified reasons for such replacement. After consultation and agreement of both parties, the replacement of the said member will be performed, being understood that this eventual replacement will not affect in any way the good performance of its tasks. All expenses will be borne by the SELLER.

1.8   PRICES

      The first year technical assistance shall be provided free of charge and further requested technical assistance shall be $10,000 (Ten Thousand US Dollars) per month thereafter.


                                     22 - 49
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                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                     ANNEX 2
                                 PRICE BREAKDOWN

                                     SUMMARY

ANNEX   QTY           DESCRIPTION                                              PRICE
2A      24       AIRCRAFT SYSTEMS                                              ***

2B      3        FIXED RECEIVE SIGHTS - SUPER QUAD                             ***

2C      4        FIXED RECEIVE SITES - SILHOUETTE                              ***

2D      1        FIXED RECEIVE SITE - SILHOUETTE                               ***

2E      1        MASTER CONTROL STATION                                        ***

2F      5        REMOTE VIEWING STATION                                        ***

2G      8        ENG VEHICLES - RELAY TX/RX                                    ***

2H      12       ENG VEHICLES - TX ONLY                                        ***

2J      6        BELT PACK RECEIVER WITH TABLET COMPUTER                       ***

2K      2        RELAY AIRCRAFT                                                ***

2L      1        ENGINEERING SUPPORT & PROJECT MANAGEMENT                      ***

2M      4        PORTABLE RECEIVE & RELAY STATION                              ***

2N      LOT      SPARES PROVISIONING                                           ***

2O      LOT      FIBER INSTALLATION SERVICES                                   ***

2P      1        BARCO DISPLAY SYSTEM                                          ***

2R      1        TS PROJECT REQUIREMENT                                        ***


             TOTAL CONTRACT PRICE:                              $8,450,279.00
             ----------------------------------------------------------------


                                     23-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2A
                               AIRCRAFT EQUIPMENTS

Item    Qty      Description                                                   Price
1.      1        Carry-Newscoder 2.0 to 2.5 GHz COFDM Transmitter with         ***
                 MPEG2 Encoder, COFDM modulator, 2 audio
                 channels and GPS data channel, remote controllable
                 11-30V DC In with digital ASI input

2.      1        FSK Modem for FSI data                                        ***

3.      1        10 W Power Amplifier                                          ***

4.      1        GCA-11 Switchable Antenna Pod,  8" High Radome,               ***
                 11 dBi Directional Antenna 2.0 to 2.5 GHz with internal
                 GPS receiver & compass

5.      1        Hand Held Controller                                          ***

6.      1        GCA-11- Pod Mounting Frame for:                               ***
                 6 each  Panther Helicopter
                 8 each Fennec Helicopters
                 10 each Fixed Wing Aircrafts

7.      1        GCA-4  Cable Harness for:                                     ***
                 6 each  Panther Helicopter
                 8 each Fennec Helicopters
                 10 each Fixed Wing Aircrafts

                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 24 SYSTEMS                           ***

8.      1        GCA-11- Pod Mounting Frame for Fennec Helicopters             ***

9.      1        GCA-11  Cable Harness for Fennec Helicopters                  ***

                 PRICE FOR ONE FENNEC INSTALLATION KIT:         ***

                 PRICE FOR 4 FENNEC INSTALLATION KITS:          ***


                 TOTAL PRICE FOR 2A AIRCRAFT EQUIPMENTS         ***


                                     24-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2B
                         FIXED RECEIVE SITES SUPER QUAD

Item    Qty      Description                                                   Price
1       1        11 dBi OMNI Antennas with LNA Box                             ***

2       1        Superquad Central Receive Antenna, 2.0 - 2.5 GHz,             ***
                 30 dB LNA, 2 GHz RF filter, Single CP

3       1        300 feet CC-12p control cable                                 ***

4       2        300 feet of LDF-4-50A Heliax Cable. with N(m)                 ***

5       1        Coaxial Relay to switch OMNI/Steerable Antenna                ***
6       1        2 Way splitter, 2.0 to 2.5 GHz                                ***

7       1        4 way splitter,  2.0 to 2.5 GHz                               ***

8       4        Carry-Decoder 2 GHz COFDM demodulator and                     ***
                 MPEG2 decoder, 1 RU, 12 VDC with ASI out

9       1        SCU-322 Systems Control Unit                                  ***

10      1        SCU-321 Systems Control Unit                                  ***

11      1        BARCO ATM Adapter, 4 ASI to E3 converter                      ***

12      1        E1 Channel Bank                                               ***

13      1        Telephone Instruments                                         ***

14      1        19" Relay Racks                                               ***

15      1        Curb panel, Manufacture & Install                             ***


                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 3 SYSTEMS:                           ***


                                     25-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2C
                         FIXED RECEIVE SITES SILHOUETTE

Item    Qty      Description                                                   Price
1       1        11 dBi OMNI Antennas with LNA Box                             ***

2       1        Silhouette Central Receive Antenna, 2.0 - 2.5 GHz, 30         ***
                 dB LNA, 2 GHz RF filter, Single CP

3       1        300 feet CC-12p control cable                                 ***

4       2        300 feet of LDF-4-50A Heliax Cable. with N(m)                 ***

5       1        Coaxial Relay to switch OMNI/Steerable Antenna                ***

6       1        2 Way splitter, 2.0 to 2.5 GHz                                ***

7       1        4 way splitter,  2.0 to 2.5 GHz                               ***

8       3        Carry-Decoder 2 GHz COFDM demodulator and                     ***
                 MPEG2 decoder, 1 RU, 12 VDC with ASI out

9       1        SCU-322 Systems Control Unit                                  ***

10      1        SCU-321 Systems Control Unit                                  ***

11      1        BARCO-NET ATM Adapter, 4 ASI to E3 converter                  ***

12      1        E1 Channel Bank                                               ***

13      1        Telephone Instruments                                         ***

14      1        19" Relay Racks                                               ***

15      1        Curb panel, Manufacture & Install                             ***


                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 4 SYSTEMS:                           ***


                                     26-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2D
                         FIXED RECEIVE SITES SILHOUETTE

Item    Qty      Description                                                   Price
1       1        11 dBi OMNI Antennas with LNA Box                             ***

2       1        Silhouette Central Receive Antenna, 2.0 - 2.5 GHz, 30         ***
                 dB LNA, 2 GHz RF filter, Single CP

3       1        300 feet CC-12p control cable                                 ***

4       2        300 feet of LDF-4-50A Heliax Cable. with N(m)                 ***

5       1        Coaxial Relay to switch OMNI/Steerable Antenna                ***

6       1        2 Way splitter, 2.0 to 2.5 GHz                                ***

7       1        4 way splitter,  2.0 to 2.5 GHz                               ***

8       4        Carry-Decoder 2 GHz COFDM demodulator and                     ***
        MPEG2 decoder, 1 RU, 12 VDC with ASI out

9       1        SCU-322 Systems Control Unit                                  ***

10      1        SCU-321 Systems Control Unit                                  ***

11      1        BARCO-NET ATM Adapter, 4 ASI to E3 converter                  ***

12      1        E1 Channel Bank                                               ***

13      1        Telephone Instruments                                         ***

14      1        19" Relay Racks                                               ***

15      1        Curb panel, Manufacture & Install                             ***


                 PRICE FOR ONE SYSTEM:                          ***


                                     27-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2E
                             MASTER CONTROL STATION

Item    Qty      Description                                                   Price
1       9        Console mount 18" LCD touch screen monitor                    ***

2       3        Pentium PC                                                    ***

3       3        NSI MC Pro software                                           ***
4       16       NSI defined equipment control panel                           ***

5       2        Acceleport 16P serial board and cable                         ***

6       8        Alcor ATM adapter, E3 to ASI converter                        ***

7       8        E1 channel bank                                               ***

8       1        64 x 64 ASI switcher                                          ***

9       1        7 ft. high 19" equipment rack                                 ***

10      1        4.3 TB Gigabit SAN raid storage with Brocade switch           ***

11      2        5800 I/O server or equivalent                                 ***

12      5        MGW3100 ASI to Ethernet converter                             ***

13      1        Foundry Networks IP switch                                    ***

14      1        Foundry TurboIron IP switch                                   ***

15      3        DE303 NPorts serial to Ethernet converters                    ***

16      2        TripLite industrial UPS backup power                          ***

17      1        JetLogger Server tracking and viewing software                ***
                 specifically for MPEG data streams

18      1        IBM Tivoli SAN file manager                                   ***

20      1        Network system engineering, integration and test              ***
21      3        News-Decoder for record purposes                              ***
21      3        PAL VCR                                                       ***
22      3        DELL Work station computers or equivalent                     ***
23      1        VCS helicopter tracking software for UAE map display          ***


                     PRICE FOR  ONE MASTER CONTROL STATION      ***


                                     28-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2F
                             REMOTE VIEWING STATION

Item    Qty      Description                                                   Price
1       1        DELL Pentium 4 Workstation,                                   ***
                 a)  512 Mb RAM
                 b)  60 GB IDE hard drive
                 c)  Combo burner/DVD drive
                 d)  Internal DSL Modem
                 e)  XP Professional Operating System
                 f)  NEC 17" Flat Panel Display

2       2        Ethernet to E3 interface modem                                ***

                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 5 SYSTEMS:                           ***


                                     29-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2G
                            ENG VEHICLE - RELAY TX/RX

Item    Qty      Description                                                   Price
1       1        BMA-11-O receive antenna, 2.0 - 2.5 GHz, 11 dBi               ***
                 antenna with LNA assembly.

2       1        GTA-11- Mobile transmit antenna, 2.0 - 2.5 GHz, 11            ***
                 dBi antenna, GPS receiver & compass.

3       1        10 W Power Amplifier.                                         ***

                 NYCOIL Cable Assemblies, consisting of:

4       1        Up to 100 feet NYCOIL Tubing                                  ***

5       2        Up to 100 feet of RG-214/U RF Coaxial Cable                   ***

6       1        Up to 100 feet of TX Ant.Control Cable                        ***

                 PNEUMATIC TELESCOPIC ANTENNA MAST

7       1        NL.9  9m pneumatic telescopic mast                            ***

8       1        Side mounting brackets and deployment mechanism               ***

9       1        12V DC Compressor assembly                                    ***

10      1        Carry-Decoder 2 GHz COFDM demodulator and                     ***
                 MPEG2 decoder, 1 RU, 12 VDC with ASI out

11      1        Carry-Newscoder 2.0 to 2.5 GHz COFDM Transmitter with         ***
                 MPEG2 Encoder, COFDM modulator, 2 audio
                 channels and GPS data channel, remote controllable
                 11-30V DC In with digital ASI input

12      1        6.8" LCD, Hi-Brite Color Monitor                              ***

13      1        Interconnect wiring harness                                   ***

15      1        Hand Held control panel for GTA-11 transmit antenna           ***


                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 8 SYSTEMS                            ***


                                     30-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2H
                              ENG VEHICLE - TX ONLY

Item    Qty      Description                                                   Price
1       1        GTA-11- Mobile transmit antenna, 2.0 - 2.5 GHz, 11            ***
                 dBi antenna, GPS receiver & compass.

2       1        10 W Power Amplifier.                                         ***

                 NYCOIL Cable Assemblies, consisting of:

3       1        Up to 100 feet NYCOIL Tubing                                  ***

4       2        Up to 100 feet of RG-214/U RF Coaxial Cable                   ***

5       1        Up to 100 feet of TX Ant.Control Cable                        ***

                 PNEUMATIC TELESCOPIC ANTENNA MAST

6       1        NL.9  9m pneumatic telescopic mast                            ***

7       1        Side mounting brackets and deployment mechanism               ***

8       1        12V DC Compressor assembly                                    ***

9       1        Carry-Newscoder 2.0 to 2.5 GHz COFDM Transmitter with         ***
                 MPEG2 Encoder, COFDM modulator, 2 audio
                 channels and GPS data channel, remote controllable
                 11-30V DC In with digital ASI input

10      1        Interconnect wiring harness                                   ***

11      1        Hand Held control panel for GTA-11 transmit antenna           ***


                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 12 SYSTEMS                           ***


                                     31-49


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
                                 CONFIDENTIAL TREATMENT REQUESTED--REDACTED COPY


                                    ANNEX 2J
                             BELT PACK RECEIVER/CASE

Item    Qty      Description                                                   Price
1       1        Belt Pack Decoder 2 GHz COFDM demodulator and                 ***
                 MPEG2 decoder, with 12V Battery and Battery.
                 charger & 2 dBi omni directional antenna, or MIL-Spec
                 Laptop computer System with Receiver

2       1        Tablet Computer                                               ***

3       1        Upgrade to 802.11b WiFi                                       ***




                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 6 SYSTEMS                            ***


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                                    ANNEX 2K
                            RELAY AIRCRAFT EQUIPMENTS

Item    Qty      Description                                                   Price
1.      1        Carry-Newscoder 2.0 to 2.5 GHz COFDM Transmitter with         ***
                 MPEG2 Encoder, COFDM modulator, 2 audio
                 channels and GPS data channel, remote controllable
                 11-30V DC In & ASI in option for relay capability

3.      1        10 W Power Amplifier                                          ***

4       1        Carry-Decoder 2.0 to 2.5 GHz COFDM Receiver with              ***
                 MPEG2 Decoder, COFDM demodulator, 2 audio
                 channels and GPS data channel, remote controllable
                 11-30V DC In & ASI out option for relay capability

5.      1        TAA-101 Actuator                                              ***

6.      1        BMA-6-O 6 dBi omni directional antenna                        ***

7.      1        GPS Data Multiplexer                                          ***

8.      3        BPF-100, Filter                                               ***

9.      1        Relay Cable Harness                                           ***


                 PRICE FOR ONE RELAY KIT:                       ***

                 PRICE FOR 2 SYSTEMS:                           ***


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                                    ANNEX 2L
                SYSTEM ENGINEERING SUPPORT AND PROJECT MANAGEMENT

Item    Qty      Description                                                   Price
1       1        12 months BMS and in-country support and management           ***

2       2        Textronix Spectrum Analyzer                                   FOC

PRICE FOR ONE LOT:                                              ***


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                                    ANNEX 2M
                            PORTABLE RELAY (OPTIONAL)

Item    Qty      Description                                                   Price
1       1        BMA-11-O receive antenna, 2.0 - 2.5 GHz, 11 dBi               ***
                 antenna with LNA assembly.

2       1        GTA-11- Mobile transmit antenna, 2.0 - 2.5 GHz, 11            ***
                 dBi antenna, GPS receiver & compass.

3       1        10 W Power Amplifier.                                         ***

4       1        WTM3 21m telescopic winch operated mast                       ***

5       1        Guy Kits                                                      ***

6       1        Top Guy Assembly                                              ***

7       1        Carry bag for accessories                                     ***

8       1        100 feet of control cable                                     ***

9       1        100 feet of RG-214/U RF Coaxial Cable                         ***

10      1        Carry-Decoder 2 GHz COFDM demodulator and                     ***
                 MPEG2 decoder, 1 RU, 110-260VAC
                 With ASI out option

11      1        Carry-Newscoder Portable COFDM transmitter                    ***
                 Includes: MPEG2 4:2:0 Encoder
                 COFDM (DVB 2K Carriers),
                 8 MHz RF Bandwidth, 1 Watt RF output
                 with ASI in option

12      1        Hand Held control panel for GTA-11 transmit antenna           ***

13      1        17" flat panel LCD Color Monitor                              ***

14      1        Equipment transit cases                                       ***

15      1        Cable Harness                                                 ***

16      1        Honda Generator                                               ***

                 PRICE FOR ONE SYSTEM:                                        ***

                 PRICE FOR 4 SYSTEMS                                          ***


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                                    ANNEX 2N
                    RECOMMENDED SPARE EQUIPMENT PROVISIONING

Item    Qty      Description                                                   Price
1.      1        Carry-Newscoderr 2.0 to 2.5 GHz COFDM Transmitter with        ***
                 MPEG2 Encoder, COFDM modulator, 2 audio
                 channels and GPS data channel, remote controllable
                 11-30V DC In with ASI option

2.      1        10 W Power Amplifier                                          ***

2.      1        GCA-11 Switchable Antenna Pod,  8" High Radome,               ***
                 11 dBi Directional Antenna 2.0 to 2.5 GHz with internal
                 GPS receiver & compass & Hand Held Controller

3       1        11 dBi OMNI Antennas with LNA Box                             ***

4       1        News-Decoder 2.0 to 2.5 GHz;                                  ***
                 COFDM Receivers wit ASI output, 1 RU, 110-260VAC

5       1        SCU-322 Systems Control Unit                                  ***

6       1        SCU-321 Systems Control Unit                                  ***

7       1        BARCO ATM Adapter, ASI to E3 converter                        ***

8       1        E1 Channel Bank                                               ***

9       1        Alcor ATM adapter, E3 to ASI converter                        ***

10      1        MGW3100 ASI to Ethernet converter                             ***

11      1        GTA-11- Mobile transmit antenna, 2.0 - 2.5 GHz, 11            ***
                 dBi antenna, GPS receiver & compass.

12      1        Hand Held control panel for GTA-11 transmit antenna           ***

13      1        Hand Held control panel for GCA-11 transmit antenna           ***

        The BUYER shall select from the above mentioned spares for a total of $464,561.00


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                                    ANNEX 2O
                           FIBER INSTALLATION SERVICES

Item    Qty      Description                                                   Price
1       Lot      Installation of Fiber Services                                ***


PRICE FOR ONE SYSTEM:                                           ***


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                                    ANNEX 2P
                              BARCO MONITOR SYSTEM

Item    Qty      Description                                                   Price
1       Lot      BARCO Control Display System                                  ***
                 including 17" Monitors, Qty 15
2       1        Smart Board                                                   FOC

3       1        60" screen Sony monitor                                       FOC


PRICE FOR ONE SYSTEM:                                           ***


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                                    ANNEX 2R
                      TS PROJECT MAN PACK SYSTEM AND RELAY

Item    Qty      Description                                                   Price
                 Man pack System comprising:

1       1        Carry-Coder COFDM transmitter                                 ***
                 Includes: MPEG2 4:2:0 Encoder
                 COFDM (DVB 2K Carriers),
                 8 MHz RF Bandwidth, 1 Watt RF output

2       1        Back pack with integral antenna system                        ***

3       1        Set of 2 batteries and charger                                ***

                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 4 SYSTEMS                            ***

                 Vehicle receive and relay

1       2        BMA-11-O receive antenna, 2.0 - 2.5 GHz, 11 dBi               ***
                 antenna with LNA assembly.

2       1        GTA-11- Mobile transmit antenna, 2.0 - 2.5 GHz, 11            ***
                 dBi antenna, GPS receiver & compass.

3       1        10 W Power Amplifier.                                         ***

4       3        6 meters of RG-214/U RF Coaxial Cable                         ***

5       1        6 meters of TX Ant.Control Cable                              ***

6       2        News-Decoder 2 GHz COFDM demodulator and                      ***
                 MPEG2 decoder, 1 RU, 110-260VAC

7       1        News-coder ENG Truck System                                   ***
                 Includes: MPEG2 4:2:0 Encoder
                 COFDM (DVB 2K Carriers),
                 8 MHz RF Bandwidth, 1 Watt RF output

8       1        17" flat panel LCD Color Monitor                              ***

9       1        Hand Held control panel for GTA-11 transmit antenna           ***

10      1        Interconnect wiring harness                                   ***

                 PRICE FOR ONE SYSTEM:                          ***


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                              ANNEX 2R (CONTINUED)

                 TRIPOD MOUNTED RELAY:

1       1        BMA-11-O omni receive antenna, 2.0 - 2.5 GHz, 11 dBi          ***
                 antenna with LNA assembly.

2       1        BMA-14-P patch transmit antenna, 2.3 - 2.5 GHz, 14 dBi        ***

3       1        10 W Power Amplifier.                                         ***

4       2        6 meters of RG-214/U RF Coaxial Cable                         ***

5       2        BTA-100 microwave tripod with quick disconnect mount          ***

6       1        News-Decoder 2 GHz COFDM demodulator and                      ***
                 MPEG2 decoder, 1 RU, 110-260VAC

7       1        News-coder ENG Truck System                                   ***
                 ***
                 COFDM (DVB 2K Carriers),
                 8 MHz RF Bandwidth, 1 Watt RF output

8       1        Sony LCD 8" Color Monitor                                     ***

9       1        MB520 19" rack for Sony monitor                               ***

10      1        19" transit case with interconnect wiring                     ***

11      2        Tripod transit case                                           ***

12      2        Antenna and amplifier transit case                            ***

13      1        Rugged laptop with multi-user licenses for mapping software   ***

                 PRICE FOR ONE SYSTEM:                          ***

                 PRICE FOR 4 SYSTEMS                            ***

                 TOTAL FOR TS PROJECT                           ***


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                                     ANNEX 3
                                DELIVERY SCHEDULE

Delivery schedule shall be as per attached on page 40A of the contract.


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                                     ANNEX 4
                       SPECIMEN OF DOWN PAYMENT GUARANTEE

1)    With reference to the contract n(degree) DP/3/3/27/20/10/2/3/2003/4 concluded on ...........................between GHQ Armed Forces, General
      Purchasing Directorate, Abu Dhabi, UAE ( hereinafter called the BUYER - 1st party ) and Broadcast Microwave Services, San Diego, CA ( hereinafter called the SELLER - 2nd party ) for the supply of Air - Ground Digital Microwave System as stipulated in the contract stipulating that an amount of $1,690,055.80 USD (One Million, Six Hundred and Ninety Thousand, and Fifty Five and Eighty Cents, U.S. Dollars ), representing twenty percent (20%) of the value of the Contract shall be paid in advance to the SELLER, we the undersigned undertake to the hold at the disposal of GHQ Armed Forces, Abu Dhabi the said sum as a guarantee for the Advance Payment and it will become effective from the date of the Buyer makes remittance of the amount to the account of the Seller.

2) This Guarantee is unconditionally payable to the Buyer upon first written demand by him without reference to the SELLER stating that the SELLER has failed to fulfil the terms of Contract.

3) This Guarantee shall be valid for the entire period of the Contract but shall be progressively reduced in proportion to the partial deliveries in accordance with the terms of the Contract referred to above by the amount confirmed by Finance Department as having been received towards settlement of the advance and will expire automatically upon completion of full deliveries under this Contract without returning the documents to the Bank.

4) If deliveries are not finalized within stipulated period of the Contract and the cancellation has not also been notified, this guarantee will progressively and automatically be extended till such time the confirmation is given by Director Governments Accounts, Abu Dhabi Finance Department that either the delivery of outstanding items is completed or the advance has been fully recovered.

                           Bank incorporated in U.A.E.


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                                    ANNEX 5

                                    WARRANTY

1. GENERAL

Any warranty claim will be notified by the BUYER to the SELLER.

BMS warrants that the Equipment will conform to the contract Technical Specifications and be free from defects in material and software for 24 months, from final acceptance date.

Any system software bug fixes, updates and customisation to meet the technical specifications of the contract shall be implemented at no cost to the BUYER during the warranty period.

In the case of equipment during warranty period was sent for repair under warranty, the following shall apply:

BMS warrants spare or replacement parts manufactured by BMS for six months from shipment. Repairs of spare or replacement parts shall be warranted for 6 months of use, except that repairs performed under this warranty shall be warranted for the remainder of the original warranty period, if the remainder of the warranty period is more than six months.

Buyer shall report any claimed defect in writing to BMS immediately upon discovery and in any event, within the warranty period. BMS shall, at its sole option, repair the Goods or furnish replacement equipment or parts thereof, at the appropriate BMS service center nearest to Buyer. Software repairs response shall be within 48 hours of notification by the BUYER, and the SELLER shall provide the needed software fix within two weeks.

This warranty is void for the part of the system that has been repaired, altered or modified in any manner by persons other than BMS or BMS service center without BMS's prior written approval. No Goods furnished by BMS shall be deemed to be defective by reason of normal wear and tear, or Buyer's failure to properly store, install, operate or maintain the Goods in accordance with specific recommendations or instructions of BMS. All warranty repairs must be performed at an authorized BMS service center using recommended replacement spare parts.

Under this limited warranty, the Seller is responsible for the shipping and any other charges incurred in sending the Goods to the authorized service center specified by BMS, and the return of the Goods to the Buyer. The turnaround time on repairs will usually be fourteen working days or less. However, for some specific repairs, additional days might be required for repair, not to exceed fifty days (50) from the date item received by BMS or forwarding agent.


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                                     ANNEX 6

                      SPECIMEN OF PERFORMANCE/WARRANTY BOND

1)    With reference to the contract DP/3/3/27/20/10/2/3/2003/4 concluded on day
      ................... of .............. between GHQ ARMED FORCES, General
      Purchasing Directorate, Post Box n(degree)2501, Abu Dhabi, UAE (hereinafter called the BUYER - 1st party ) and BMS, hereinafter called the Seller - 2nd party) for the supplying of Digital Video Downlink System and in accordance with Article 18, the said Contract we the undersigned hereby undertake to hold at the disposal of the Buyer an amount of $845,027.90 USD (Eight Hundred and Forty Five Thousand, Twenty Seven and Ninety Cents, U.S. Dollars), representing 10 % of the value of the Contract as a Guarantee for the fulfilment of terms and conditions of the Contract.


2) This Guarantee is unconditionally payable to the Buyer upon first written demand by him without reference to the Seller stating that the Seller has failed to fulfil the terms of the Contract. This Guarantee shall become effective from the date mentioned above and will remain valid up to the expiration of the warranty of the last delivery item under this contract.

3) If the obligations are not finalized within stipulated period of the Contract and the cancellation has also not been notified, this Guarantee will progressively and automatically be extended till such time the confirmation is given by General Purchasing Directorate, GHQ ARMED FORCES that the obligations under the Contract are fulfilled.

4)    This Guarantee will be returned upon the fulfilment of the obligations.



                                                              (NAME OF THE BANK)


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                                     ANNEX 7

                         SPECIMEN OF DOCUMENTARY CREDIT

From US Bank

Date of issue : ..........

Dear Sirs,

Kindly note that we hereby establish our irrevocable documentary credit number..... as per the following details. Please notify beneficiary accordingly, adding your confirmation.

Beneficiary's name and address: BMS

Applicant's name and address: Government of Abu Dhabi, Finance Department, Abu Dhabi

Amount:

This documentary credit is available in San Diego, CA, beginning at T.O +60 months (T.O being the date contract signature by the Buyer) against Beneficiary's draft drawn on yourselves payable at sight in accordance with the terms of this credit and presentation of the documents as per ARTICLE 2 of this Contract. The UCP will govern this Letter of Credit.

ADDITIONAL INSTRUCTIONS:

1.    The purpose of this letter of credit is to arrange payments under contract
      n(degree) DP/3/3/27/20/10/2/3/2003/4 dated ..... signed between the
      G.H.Q., United Arab Emirates Armed Forces, Abu Dhabi (the Buyer) and BMS Inc (the Seller) covering the purchase of Digital Video Downlink System and services as stipulated in ANNEX 2, Price Breakdown.

2. Documents to be presented to US Bank____, International Banking Division, San Diego, CA for payment as per section 6.3 of the contract:

3. This Documentary Credit will be possibly modified, if necessary, in order to allow the settlement of Contract modifications.

4.    Partial deliveries allowed

5. Documents presented for payment even after 21 days from the date of their issuance, but within the validity date of the letter of credit, are acceptable.

6.    All documents should refer to our documentary credit No.................


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7.    All bank charges incurred by the correspondent bank in the Seller's country are for account of beneficiary.

8.    Reimbursement instructions: telegraphically by debit of our account
      ..................... with ...................., through whom we are accrediting you, under telex advice to us. Negotiating Bank to add its confirmation for the full amount of the credit.

- Except as otherwise expressly stated, this credit is subject to the uniform customs and practice for documentary credits (1993 revision) international chamber of commerce publication no 500.

Name of the Bank in Abu Dhabi.


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                                     ANNEX 8

                                  Documentation

            -     Operator Manuals

            -     Maintenance Manuals

Main Control Room Documentation:

            -     Operation

            -     Maintenance

            -     System Manuals

Above documentations will be submitted prior to the installation of the system according to the contract. The content of documentation shall be mutually agreed by the BUYER and the SELLER.


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                                     ANNEX 9

                         CERTIFICATE OF FINAL ACCEPTANCE

      The Special Operation Command certifies that Broadcast Microwave Services
      (BMS) has delivered and installed all deliverables under Contract DP3/3/27/20/10/2/3/2003/4




            .................



            On Behalf of Buyer:


            Signature: ___________________________


            Name:
            Title:    Commander of Special Operation
                      Command (SOC)
            Date:

                                    SEAL


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                                    ANNEX 10

                                  DELIVERY NOTE

      By signing below, the Buyer certifies that following Systems and Services provided by the Seller has been delivered and accepted as per the Contract.




            .................



            On Behalf of Buyer:


            Signature: ___________________________


            Name:
            Title:    Commander of Special Operation
                      Command (SOC)
            Date:

                                    SEAL

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                                    ANNEX 11

                                    TRAINING
                              SOC Downlink Training

Training will consist of two separate programs, one for operators and one for maintenance for 8 people. Training classes and materials will be provided in English. A training syllabus will be provided 30 days before training is due to commence.

Operator Training

Each system, i.e. Aircraft, receive site, master, ENG truck, will have operator training for up to 8 weeks total. Basic microwave theory will be presented during the training to ensure operators understand the operating parameters of the system. Then, specific training on equipment set up, operation and interaction with other systems will be provided. Training will consist of both classroom and "in the field" operational use.

Maintenance Training

Maintenance personnel are expected to attend the operator training to understand the operation of the system. In addition, up to six weeks training will be given on how to test the various systems and identify faults and corrective action required. Repair will consist of replacing defective LRU's.

Basic Software Training

Basic Software Training shall be conducted to familiarize the operators with basic computer system and software operation in the amount of DRHM 100,000.

Master Control Room Training

Training will be conducted to ensure optimum operation and maintenance of Master Control Room, after the proper system and software training.


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Contract: DP3/3/27/20/10/2/3/2003/4